SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 9, 2006
Date of Report (Date of earliest event reported)

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ACACIA RESEARCH CORPORATION
(Exact name of Registrant as specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26068 (Commission File Number)	95-4405754 (I.R.S. Employer Identification No.)

500 Newport Center Drive,
Newport Beach, California 92660
(Address of Principal Executive Offices)

(949) 480-8300
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Item 2.02.   Results of Operations and Financial Condition.

On January 9, 2006, Acacia Research Corporation issued a press release announcing that its Board of Directors has approved a plan to split-off its wholly-owned subsidiary, CombiMatrix Corporation, by redeeming all of the issued and outstanding shares of Acacia Research-CombiMatrix common stock for all of the issued and outstanding shares of CombiMatrix Corporation. Following the split-off, CombiMatrix Corporation will become an independent public company. A copy of that release is furnished as Exhibit 99.1 to this report.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.   Financial Statements and Exhibits.

     (c)  Exhibits.

      99.1     Press Release dated January 9, 2006 of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACACIA RESEARCH CORPORATION

Date: January 9, 2006	By:	/s/ Paul R. Ryan
	Name:	Paul R. Ryan
	Title:	Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated January 9, 2006, of the Registrant.